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                           FORM 8-K - CURRENT REPORT
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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MAY 30, 2000
                                 ------------
               Date of Report (Date of earliest event reported)


                            DICTAPHONE CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                      33-93464               04-3506655
          --------                      --------               -----------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
        of incorporation)                                   Identification No.)

3191 BROADBRIDGE AVENUE, STRATFORD, CT.                              06614
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(Address of principal executive offices)                           (Zip Code)



                                (203) 381-7000
                                --------------
              Registrant's telephone number, including area code


                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report.)
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Item 4.  Changes in Registrant's Certifying Accountant.

On May 30, 2000, the Company's Board of Directors approved a change in the Company's independent accountants for the fiscal year ended December 31, 2000, from Deloitte & Touche LLP ("Deloitte & Touche") to KPMG LLP. The Company's Board of Directors decided to change the auditors as a result of the acquisition of the Company by Lernout & Hauspie Speech Products N.V., on May 5, 2000. The report of Deloitte & Touche for the fiscal years ended December 31, 1999 and 1998 contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1999 and 1998, and for the interim period from January 1, 2000 through March 31, 2000, there were no disagreements between the Company and Deloitte & Touche on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ending December 31, 1999 and 1998, or for the period from January 1, 2000 through March 31, 2000.

The Company has provided Deloitte & Touche with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Deloitte & Touche to disclosures set forth in the section.

The Company did not consult with KPMG LLP during the fiscal years ended December 31, 1999 and 1998, and for the interim period from January 1, 2000 through March 31, 2000, on any matter which was the subject of any disagreement on any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

Item 7. Financial Statements and Exhibits.

Exhibit 16: Letter from Deloitte & Touche LLP regarding change in registrant's certifying accountant.

                                  SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DICTAPHONE CORPORATION
                              (Registrant)

Date:  June 5, 2000                      /s/ Joseph D. Skrzypczak
                              -------------------------------------------------
                              Joseph D. Skrzypczak, Chief Operating Officer and Acting Chief Financial Officer